UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

January 31, 2008

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13647	73-1356520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 5.02 (e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

2008 Incentive Compensation Plan

On January 31, 2008, the Human Resources and Compensation Committee (the “Compensation Committee”) of the Board of Directors of Dollar Thrifty Automotive Group, Inc. (the “Company”) approved the 2008 Incentive Compensation Plan (the “Incentive Compensation Plan”). The Incentive Compensation Plan continues the Company’s value-sharing concept and provides for a fixed percentage of the pretax profit (the “Incentive Pool”) to be shared in cash with employees if results equal or exceed a threshold level of profit margin performance.

The Incentive Pool created by the sharing percentage is allocated to participants based on individual target award levels. These target award levels differ by participant and by the responsibilities of the positions held by each participant. The following table details the target awards of the named executive officers of the Company:

Generally, the executive class awards are weighted so that 80% of the pool is awarded based on the formula (i.e., a specified percentage of base salary) and 20% of the pool is awarded based on individual performance. Upon achievement of the specified target, management will recommend to the Compensation Committee individual participant awards for approval. It is anticipated that if the target is attained, the payout under the Incentive Compensation Plan would occur by March 2009.

The Incentive Compensation Plan also includes a mechanism for recovery of awards where a participant engages in “Detrimental Activity”.

The foregoing description of the Incentive Compensation Plan is qualified in its entirety by reference to the Incentive Compensation Plan attached hereto as Exhibit 10.158 and is incorporated herein by reference.

2008 Performance Unit Grant Agreement

On January 31, 2008, the Compensation Committee approved performance unit grants for the three-year performance period from January 1, 2008 to December 31, 2010 (the “Performance Unit Agreement”) for certain officers. Under the Performance Unit Agreement, the Company must attain certain metrics based on customer retention and the Company’s total shareholder return compared to companies listed in the Russell 2000 Index for officers to receive an award.

The foregoing description of the Performance Unit Agreement is qualified in its entirety by reference to the form of the Performance Unit Grant Agreement attached hereto as Exhibit 10.159 and is incorporated herein by reference.

2008 Stock Option Grant Agreement

On January 31, 2008, the Compensation Committee also approved the awarding of stock options (the “Stock Option Agreement”), which are exercisable on January 31, 2011 for certain officers.

The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the form of the Stock Option Grant Agreement attached hereto as Exhibit 10.160 and is incorporated herein by reference.

ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

On January 31, 2008, the Board of Directors of the Company adopted the Third Amended and Restated Bylaws (the “Amended Bylaws”). The Amended Bylaws include, among other things, the following changes:

(a)	Article I, Section 3 – Notice of Meeting: Provision was added to allow for electronic notice to shareholders; and
(b)

Article I, Section 7 – Voting: Provision was added specifying that a stockholder entitled to vote for the election of directors may vote by ballot or as otherwise permitted by the Certificate of Incorporation.

The foregoing description of the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

3.2	Third Amended and Restated Bylaws of Dollar Thrifty Automotive Group, Inc., adopted effective as of January 31, 2008

10.158	Dollar Thrifty Automotive Group, Inc. 2008 Incentive Compensation Plan

10.159	Form of Performance Unit Grant Agreement between the Company and the applicable employee

10.160	Form of Stock Option Grant Agreement between the Company and the applicable employee

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
(Registrant)

February 6, 2008	By:	/s/ STEVEN B. HILDEBRAND
Senior Executive Vice President, Chief Financial
Officer, Principal Financial Officer and Principal
Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description

3.2	Third Amended and Restated Bylaws of Dollar Thrifty Automotive Group, Inc., adopted effective as of January 31, 2008

10.158	Dollar Thrifty Automotive Group, Inc. 2008 Incentive Compensation Plan

10.159	Form of Performance Unit Grant Agreement between the Company and the applicable employee

10.160	Form of Stock Option Grant Agreement between the Company and the applicable employee